Investor Presentation

September 2017

towerstream

Forward-Looking Statements

This presentation includes forward-looking statements about Towerstream's anticipated results that involve risks and uncertainties. Some of the information contained in this presentation, including statements as to industry trends and plans, objectives, expectations and strategy for the business, contains forward-looking statements that are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Any statements that are not statements of historical fact are forward-looking statements. When used, the words "believe," "plan," "intend," "anticipate," "target," "estimate," "expect" and the like, and/or future tense or conditional constructions ("will," "may," "could," "should," etc.), or similar expressions, identify certain of these forward-looking statements. Important factors which could cause actual results to differ materially from those in the forward-looking statements are detailed in filings made by Towerstream with the Securities and Exchange Commission. Towerstream undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by applicable law or regulation.

Investment Highlights

- Increasing bandwidth demand driving future growth opportunities
  - Optimize the network to increase building penetration
- Robust network and product portfolio achieves volume and velocity
  - Competitive advantages of fixed wireless technology = reliability, scalability, timeliness, value
- Building a high-productivity sales force to aggressively target and win new customers
- Anticipate future financial leverage (operating efficiencies) resulting from scale and optimization initiatives

New Leadership

- **Ernie Ortega** – CEO, 30 years of telecom experience at major companies such as MCI, XO, Colt and Cogent. Holding various C-level roles during this time with responsibilities of $400M to $1.7B in revenues.
- **Laura Thomas** –CFO, a veteran of the industry since 1984 with MCI and recently served as the Chairman of the Board for Impact Telecom beginning in 2016. Prior to that, she served as CEO for TNCI, a national telecom provider of business enterprise voice, data and cloud-based services. She spent eight years at XO Communications as CFO and most recently CEO.
- **Arthur Giftakis** – COO, 26 years of telecom experience with 15 of those years in fixed wireless and mobility. His technical vision combined with operational experience has made the Towerstream network one of the most advanced, reliable and cost efficient fixed wireless networks in the industry.

Marketplace Opportunity

towerstream

Bandwidth Demand Growing at a Fast Pace

- The continued bandwidth boom is creating a technology evolution
- Adoption of wireless technologies is at an all-time high
- Bandwidth demand is being driven by enterprises pushing more applications to the cloud and evolving IT requirements which require faster traffic transiting
- High bandwidth growth > 100 Mbps 11% by 2020, low bandwidth -2% decline – *IT Decision-Maker Survey*


Future Bandwidth Drivers
More Users
Data Center Use
Cloud Use
Adoption of Business Applications

Advantages of Fixed Wireless

- Fixed wireless is frequency, light on fiber is frequency. Both have the same latency characteristics but fixed wireless has less electronics in the middle. Electronics add latency
- There is a reason Google has moved from fiber deployments to fixed wireless

Fixed wireless keeps getting better

- Common carrier path bands, 11,18, 23GHz are capable of 2+GBs of symmetrical throughput today
- E-Band radios are capable of 10Gbs of symmetrical throughput today
- Physical size of radios can be the size of a laptop and power consumption is less than a 40w lightbulb
- Mean time between failures (MTBF) 110 years
- Speed to Install - Days not months leveraging our existing PoPs


248 W 60th St
Fiber Run = 5.4 Miles
RF Distance 2.1 Miles
Fiber does not always take a direct route. Right of way and electronics locations come in to play.
71 5th Ave

The Science –If you really want it.

- Microwave is the low latency champion!
- Faster propagation.
  - Microwave signals travel through the air about 50% faster than light though optical fiber.
- Latency is largely the function of the speed of light.
  - 5.4 microseconds for every mile. Optical fiber has the latency of 8.01 microseconds for every mile of fiber cable due to refraction.

The advantages only work if you have the rooftops that see the locations. Towerstream has the ability to establish PoPs on these key rooftops.

Cost Benefits of Fixed Wireless vs. Fiber

- Fiber costs in the Towerstream footprint start at ~$120/ft. and can go to $600/ft. in markets such as San Francisco and Seattle
- Long haul fiber costs range from $50k to $60k per mile
- Fiber laterals have to deal with the whims of the local municipality and strict trenching moratoriums
- Typical urban lateral is $60k-$250k
- Lengthy delays to get fiber past urban obstacles such as water, railways, bridges, etc.
- Towerstream can get to a building for as little as $4k - $22k. A fraction of fiber costs.

Hybrid Networks

- Leveraging the existing investment in the fiber infrastructure combined with the capital efficiency and speed of deployment advantages of fixed wireless makes the two technologies the perfect union.

Partial view of the Towerstream network in Manhattan.



The green, red and blue lines above show the existing fiber plant of a well known tower company.

The purple and yellow lines show fixed wireless links intersecting and connecting to the fiber plant and other locations.

SD-WAN

- SD-WAN revenues will exceed $6 billion in 2020 – *IDC*
- By end of 2020, 30% of enterprises will use SD-WAN from 1% today - *Gartner*
- SD-WAN costs 15-22 times less per bit than traditional MPLS network environment - *Schaefer*

Drivers for more bandwidth

- Exploding real-time bandwidth intensive applications, increased stress on network performance and increased security needs
- Increased provisioning time and need for higher uptime and availability for SMB's
- IoT will soon bypass human users
- Limited or no IT personnel on site


All MPLS
Costly & Static
All SD-WAN
towerstream
Fixed Wireless Network
Internet
Low Cost & Flexible

Competitive Landscape



Wired
Fixed Wireless
lightower
fiber networks
verizon
AT&T
cogent
CenturyLink
Level(3)
Google fiber
Webpass
windstream
Broadview
skyriver
Rainbow
BROADBAND
towerstream
Spectrumlink
pilot

Towerstream Network

towerstream®

Network Point of Presence (PoPs)

- 175 major Points of Presence (PoPs)
- Towerstream's PoPs are located on the top of large buildings such as:
  - Empire State Building and Met Life Building in NYC
  - John Hancock Building in Chicago
  - AON Building in Los Angeles
- Network footprint can reach 392,000 buildings within just a 4 mile radius of its PoPs
  - Can serve customers at 10-13 miles
- 2,800 rooftops and growing



Empire State Building

The Most Advanced Millimeter Wave Technology

- We have built a “state-of-the-art”, “carrier-class” fixed wireless network in 12 major US cities





- Boston
- Chicago
- Dallas/Fort-Worth
- Houston
- Las Vegas/Reno
- Los Angeles
- Miami
- New York City
- Philadelphia
- Providence
- San Francisco
- Seattle


TWER LIT BUILDING
Internet
Internet



Product Portfolio

- **Business Class Internet**
  - Single tenant internet service offering – deliver fixed wireless broadband to a single client through a radio receiver/transmitter on the client's building dedicated solely to that client
  - On-Net internet service offering – connect an entire building at once and at a cost similar to what was traditionally required for one high bandwidth customer requiring point-to-point equipment; leverage the initial installation cost to serve an entire building's tenant base
- **Temporary services** – provide internet service for short-term connection requirements such as special events, conferences, movie productions and more
- **Wholesale services** – announced new wholesale division in August 2017 to leverage existing footprint and timely installation capability to provide last-mile service to carriers

Growth Strategy

towerstream®

Growth Strategy – Target Markets

- Moving up-market to address the continued demand of increased bandwidth
  - Rationalization of product portfolio to focus on higher ARPUs

	Opportunity	Value Proposition	Product Offering	Channel
Wholesale	1.2 million metro local loops within miles of PoPs	Customer Experience/Economic	Last mile transport – 10-100Mbps	Direct Distribution
Enterprise - Mid-Market	392,000 addressable buildings – 3.9M potential tenants	Economic	On-net/Single tenant/Temporary Internet 10mbps – 1gbps	Direct/Indirect Distribution
Enterprise - SMB	392,000 addressable buildings – 3.9M potential tenants	Economic	On-net/Single tenant 10mbps – 50mbps	Direct/Indirect Distribution

Growth Strategy – Marketplace Philosophy

- Leveraging the unique advantage of rapid deployment and network scale that Towerstream possesses as a wireless provider
- Demand generation campaigns – targeting fiber poor buildings
  - Partnership with 3rd party software company to identify fiber poor buildings within 2-4 mile radius of Towerstream PoPs.
  - 276k fiber poor buildings identified within 4 miles of PoPs
  - Fiber poor buildings have only 1 or 2 internet sources (fiber, cable)
- Leveraging operational efficiency
  - SLAs created for delivery of service <25 days – a distinct advantage vs. fiber competitors
- Network scale
  - 2017 – Focus on single tenant buildings to build scale
  - 2018 – Conversion of qualified buildings to on-net

Growth Strategy – Network Scale

- Focusing on specific building footprint in 2017 to execute a strategy of a purpose-built network in 2018
- 2017 – 70% of incremental sales focused on "single-tenant" buildings, which indirectly creates a population of buildings that possess the potential of a future conversion to "lit" status or (on-net). Investment in lighting buildings very safe due to concentration of existing customers
- On-net revenues produce >90% gross margin
- Conversion timeline
  - Q4 2017 – Analysis to determine which buildings meet on-net criteria, final decisions on number of buildings to connect, commence negotiations with building landlords
  - Q1 2018 – Start the construction/pre-sell specific buildings
  - Q2 2018 – Deliver services

Growth Strategy – Sales Process

- Building a transaction-based sales process designed to achieve volume and velocity
- Sales tools – Built to support a one-call close
  - Line of Sight tool – identifies Towerstream's ability to provide service to a specific address within seconds
  - Pricing tool – creates a specific price based on speed, term and address within seconds
  - Proposal tool – creates a quote and contract within minutes to validate verbal offer and secure customer signature
- Metric management – Engineer activities required to support reps' individual objectives
  - Outbound calls/emails, customer conversations, proposals, sales ratios all have identified goals for each sales executive.
- Professional development – geared toward selling in sequence

Financial Metrics

Cost Structure Right-Sized to Match Revenue

- Exited unprofitable Hetnets line of business
- Streamlined organization to line up with revenue (35% headcount reduction)
- Leveraged existing inventory
- Disciplined approach to sales - focused on higher revenue customers
- Cap ex largely success based (new customer driven)
- Identified network optimization opportunities – short and longer term initiatives

Financial Metrics


Revenue
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17


Customer Count
3,000
2,500
2,000
1,500
1,000
500
0
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17


Bandwidth Mix
January 2017
37%
<10 Mbps
63%
>10 Mbps
Current 2017
34%
<10 Mbps
66%
>10 Mbps

Revenue and customer count is relatively flat with the mix shifting to higher speeds

Financial Metrics


EBITDA*
Thousands
$300
$0
-$300
-$600
$111
-$45
-$543
$247
$247
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17

* EBITDA (non-GAAP) excluding non-cash charges for stock-based compensation


Gross Margin*
70%
60%
50%
40%
30%
20%
10%
0%
61.7%
61.1%
61.4%
56.4%
57.8%
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17

* Gross margin represents revenue less infrastructure expenses

Gross margin sequential improvement in 2Q17 contributes to increased EBITDA

towerstream

Financial Metrics



Capital Expenditures
Thousands
$1,000
$800
$600
$400
$200
$0
$534
$532
$669
$557
$904
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17



Free Cash Flow
Cash flow from operations
Cap Ex
$500
$0
($500)
($1,000)
($1,500)
($2,000)
($2,500)
($1,409)
($534)
($1,271)
($532)
($1,504)
($669)
($647)
($557)
($1,195)
($904)
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17

Cash flow from operations improving, Cap Ex is becoming majority driver of free cash flow

Financial Metrics


Sales
Thousands
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$130
$130
$122
$148
$163
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17


New Install ARPU*
$600
$500
$400
$300
$200
$100
$0
$371
$305
$490
$502
$542
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17

**ARPU – average rate per unit*

Sales velocity and quality of install (ARPU) gaining traction

Sales by Bandwidth

- Significant improvement in >100mbps
- 48% of 2017 sales 100mbps or greater vs. 2016 at 35%
- Time and discipline will slowly reduce low bandwidth sales



Sales By Bandwidth
Sales Units
Full Year 2016
YTD 2017
500
400
300
200
100
0
<20 Mbps
20-99 Mbps
100 Mbps
>100 Mbps



Sales By Bandwidth
% Total Sales Units
FULL YEAR 2016
40%
25%
25%
10%
<20 Mbps
20-99 Mbps
100 Mbps
>100 Mbps
YTD 2017
36%
16%
35%
13%

Sales by Term

- De-risking the revenue stream
- All sales (excluding temp circuits) will have an associated term in 2017 and beyond
- 88% of sales have long term contracts which will help reduce future churn



Sales by Contract Term
Sales Units
Full Year 2016
YTD 2017
600
400
200
0
<12 Months
12-23 Months
24-35 Months
36 or > Months



Sales by Contract Term
%Total Sales Units
FULL YEAR 2016
43%
24%
20%
14%
<12 Mos
12-23 Mos
24-35 Mos
36 Mos or >
YTD 2017
12%
27%
19%
42%

Summary

Summary

- Increasing bandwidth demand driving future growth opportunities
  - Optimize the network to increase building penetration
- Robust network and product portfolio achieves volume and velocity
  - Competitive advantages of fixed wireless technology = reliability, scalability, timeliness, value
- Building a high-productivity sales force to aggressively target and win new customers
- Anticipate future financial leverage (operating efficiencies) resulting from scale and optimization initiatives